Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO RULE 13a-14(b)/RULE 15d-14(b) UNDER THE EXCHANGE ACT
AND 18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Silexion Therapeutics Corp (the “Company”) on Form 10-K/A for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Ilan Hadar, Chairman of the Board and Chief Executive Officer of the Company, and Mirit Horenshtein Hadar, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b)/Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended and 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 19, 2026

/s/ Ilan Hadar
Ilan Hadar
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

/s/ Mirit Horenshtein Hadar
Mirit Horenshtein Hadar
Chief Financial Officer
(Principal Financial and Accounting Officer)

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the U.S. Securities and Exchange Commission or its staff upon request.